UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2018

Nationstar Mortgage Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35449 (Commission File Number)	45-2156869 (I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard

Coppell, Texas 75019

(Address of Principal Executive Offices)

(469) 549-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 29, 2018, Nationstar Mortgage Holdings Inc. (“Nationstar”) held a special meeting of the stockholders of Nationstar (the “Special Meeting”). Nationstar filed its Definitive Proxy Statement for the proposals voted on at the Special Meeting with the Securities and Exchange Commission on June 1, 2018.

As of the close of business on May 21, 2018, the record date for the Special Meeting, there were 98,227,421 shares of Nationstar’s common stock, one vote per share, outstanding. The outstanding shares that were present in person or by proxy represented 92,576,910 votes (or 94%) of the total 98,227,421 outstanding shares entitled to vote at the Special Meeting, and therefore a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1. Proposal to adopt the Agreement and Plan of Merger, dated as of February 12, 2018 (the “Merger Agreement”), by and among Nationstar, WMIH Corp. (“WMIH”) and Wand Merger Corporation.

	For	Against	Abstain	% Votes in favor of Proposal 1
Total	91,520,523	1,054,122	2,265	93.2%

The proposal was approved, having received “for” votes from a majority of the votes entitled to be cast at the Special Meeting.

2. Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Nationstar’s named executive officers, in connection with the merger of Nationstar and Wand Merger Corporation, pursuant to the Merger Agreement.

	For	Against	Abstain	% Votes in favor of Proposal 2
Total	85,957,662	6,603,276	15,972	87.5%

The proposal was approved, having received “for” votes from a majority of the votes duly cast at the Special Meeting.

Item 8.01 Other Events

On June 29, 2018, Nationstar and WMIH issued a joint press release announcing, among other things, stockholder approval of the merger, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WMIH and Nationstar. WMIH has filed a registration statement on Form S-4, and WMIH and Nationstar each filed the definitive joint proxy statement/prospectus with the SEC on May 31, 2018. The definitive joint proxy statement/prospectus was sent to the stockholders of WMIH and Nationstar on or about June 1, 2018, after the registration statement on Form S-4 was declared effective by the SEC on May 31, 2018. WMIH and Nationstar may also file other documents with the SEC regarding the proposed merger transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of WMIH and Nationstar are urged to carefully read the entire registration statement and definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by WMIH and Nationstar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by WMIH may be obtained free of charge from WMIH at www.wmih-corp.com, and the documents filed by Nationstar may be obtained free of charge from Nationstar at www.nationstarholdings.com. Alternatively, these documents, when available, can be obtained free of charge from WMIH upon written request to WMIH Corp., 800 Fifth Avenue, Suite 4100, Seattle, Washington 98104, Attn: Secretary, or by calling (206) 922-2957, or from Nationstar upon written request to Nationstar Mortgage Holdings Inc., 8950 Cypress Waters Blvd, Dallas, TX 75019, Attn: Corporate Secretary, or by calling (469) 549-2000.

WMIH and Nationstar and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of WMIH and/or Nationstar, as applicable, in favor of the approval of the merger. Information regarding WMIH’s and Nationstar’s directors and executive officers and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, WMIH’s and Nationstar’s expectations or predictions of future financial or business performance or conditions. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the registration statement and the definitive joint proxy statement/prospectus. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and WMIH and Nationstar believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither WMIH nor Nationstar is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the registration statement, the definitive joint proxy statement/prospectus or other reports, which WMIH and Nationstar have filed or will file from time to time with the SEC.

In addition to factors previously disclosed in WMIH’s and Nationstar’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by shareholders of WMIH and Nationstar on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks associated with investing in mortgage loans and mortgage servicing rights and changes in interest rates; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; macroeconomic factors beyond WMIH’s or Nationstar’s control; risks related to WMIH’s or Nationstar’s indebtedness and other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press release of Nationstar Mortgage Holdings Inc. and WMIH Corp., dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

By:	/s/ Anthony W. Villani
Anthony W. Villani
Executive Vice President & General Counsel

Date: June 29, 2018